UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 20, 2001









                       EHOMEONE.COM, INC.
     (Exact name of registrant as specified in its charter)

Nevada                   000-31131               88-0421459
-----------------------------------------------------------
(State of               (Commission        (I.R.S. Employer
Organization)           File Number)    Identification No.)
pre-merger)


255 S. Orange St., Suite 600, Orlando FL              32801
-----------------------------------------------------------
(Address of principal executive offices)         (Zip Code)

                         (407) 206-6599
       Registrant's telephone number, including area code

                   KENROY COMMUNICATIONS CORP.
                 1350 E. Flamingo Rd., Suite 688
                       Las Vegas, NV 89119
(Former Name and/or Former Address, if Changed Since Last Report)



ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Pursuant to a Share Exchange Agreement (the "Agreement") effective April 20, 2001, Kenroy Communications Corp., a Nevada corporation (the "Company"), acquired one hundred percent (100%) of all the outstanding shares of common stock ("Common Stock") of eHomeOne.com, Inc., a Florida corporation ("eHomeOne"), from all of the shareholders of the issued and outstanding common stock of Kenroy, for a total of 10,000,000 shares.

The Agreement was approved by the unanimous consent of the Board of Directors of Kenroy and the shareholders of eHomeOne on March 1, 2001.

As of April 24, 2001, Kenroy shall change its name to eHomeOne.com, Inc. As of the effective date, eHomeOne's officers and directors will become the officers and directors of Kenroy. As of the Effective Date, Mr. Ken Royceton shall have resigned as the sole officer and director of Kenroy. No subsequent changes in the officers, directors and five percent shareholders of the Company are presently known.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at April 24, 2001 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, and (ii) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

Title of    Name/Address             Shares        Percentage
Class       of Owner                 Beneficially  Ownership
                                     Owned
Common      Dynetech Corporation     727,272        7.12%
            (1)
            Lawrence Pino
            255 S. Orange Ave.
            Orlando, FL  32801

Common      Robert Blair             2,727,272     26.69%
            431 E. Central Blvd.,
            #903
            Orlando, FL  32801

Common      Harlaxton Ltd. (2)       909,090        8.9%
            Douglas Shane Hackett
            104 San Juan Ct.
            Altamonte Springs, FL
            32714

Common      Total owners of 5% or    4,363,634     42.71%
            more

Beneficial Holdings of Officer and Directors:

Title of    Name/Address             Shares        Percentage
Class       of Owner                 Beneficially  Ownership
                                     Owned

Common      Dynetech Corporation     727,272        7.12%
            (1)
            Lawrence Pino
            255 S. Orange Ave.
            Orlando, FL  32801

Common      Robert Blair             2,727,272     26.69%
            431 E. Central Blvd.,
            #903
            Orlando, FL  32801

Common      Harlaxton Ltd. (2)       909,090        8.9%
            Douglas Shane Hackett
            104 San Juan Ct.
            Altamonte Springs, FL
            32714

Common      Total ownership of       4,363,634     42.71%
            officers and directors

(1) Lawrence Pino owns 100% of Dynetech Corporation and is also a director of eHomeOne.com, Inc.

(2) Douglas Shane Hackett is the principal shareholder of Harlaxton, Ltd. and is also a director of eHomeOne.com, Inc.

A copy of the Agreement has been filed as an exhibit to this Form 8-K and is incorporated in its entirety.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding shares of common stock (Common Stock) of eHomeOne from all of the shareholders of the issued and outstanding Common Stock of eHomeOne, in exchange for a total of 10,000,000 shares of common stock. No material relationship exists between the selling shareholders of eHomeOne or any of its affiliates, any director or officer, or any associate of any such director or officer of eHomeOne and the Company. The consideration exchanged pursuant to the Agreement was negotiated between eHomeOne and the Company in an arm's-length transaction.

ITEM 5.   OTHER

On April 20, 2001 Company's principal executive addresses changed to 255 S. Orange Ave., Suite 600, Orlando, FL 32801.

ITEM 7.   FINANCIAL   STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION   AND
          EXHIBITS

     a) The Audited Financial Statements for the year ended December 31, 2000 and 1999 for eHomeOne.com, Inc. are hereby attached to this Form 8-K.

     b) Prior to the merger with eHomeOne.com, Inc., Kenroy was not operating and had no assets and no revenue during 2000. The pro-forma financial statements, which serve to state the results of 1999 as if the two companies had combined operations during 1999, therefore, will not differ in any material way from the financial statements of eHomeOne.com, Inc. The Company will not, therefore, include separate pro-forma financial statements.

                            EHOMEONE.COM, INC.
                       (A Development Stage Company)

                           FINANCIAL STATEMENTS








                                 CONTENTS


                                                                  PAGE

INDEPENDENT AUDITORS' REPORT                                        1

BALANCE SHEET                                                       2

STATEMENT OF OPERATIONS                                             3

STATEMENT OF STOCKHOLDERS' DEFICIT                                  4

STATEMENT OF CASH FLOWS                                             5

NOTES TO FINANCIAL STATEMENTS                                      6-9





                       INDEPENDENT AUDITORS' REPORT




TO THE BOARD OF DIRECTORS OF EHOMEONE.COM, INC.

We have audited the accompanying balance sheet of EHOMEONE.COM, INC. (A Development Stage Company) as of December 31, 2000 and the related statements of operations, stockholders' deficit and cash flows for the period from June 6, 2000 (inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EHOMEONE.COM, INC. as of December 31, 2000 and the results of its operations and its cash flows for the period from June 6, 2000 (inception) to December 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has suffered losses from operations and its limited capital resources raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                              MERDINGER,  FRUCHTER  ROSEN  &  CORSO, P.C.
                              Certified Public Accountants

New York, New York
January 24, 2001



                            EHOMEONE.COM, INC.
                       (A Development Stage Company)
                               BALANCE SHEET
                             DECEMBER 31, 2000

   ASSETS
    Current assets
     Cash and cash equivalents                         $   47,192

    Property and equipment, net of accumulated
     depreciation of $1,667                                 8,333
    Production costs                                       11,454
    Other assets                                            1,210
                                                      -----------
       Total assets                                    $   68,189
                                                      ===========
   LIABILITIES AND STOCKHOLDER'S DEFICIT
    Current liabilities
     Accounts payable                                       3,318
     Accounts payable - related party                      44,010
     Accrued expenses                                      25,134
     Advances payable - shareholder                         2,750
     Notes payable                                        168,250
                                                      -----------
       Total liabilities                                  243,462
                                                      -----------
   STOCKHOLDERS' DEFICIT
     Common stock, $0.01 par value;
       1,000,000 shares authorized,
      1,000 shares issued and outstanding                      10
     Additional paid in capital                            13,115
     Deficit accumulated during
       the development stage                            (188,398)
                                                      -----------
       Total stockholders' deficit                      (175,273)
                                                      -----------

     Total liabilities and stockholders' deficit       $   68,189
                                                      ===========



The accompanying notes are an integral part of these financial statements.

                            EHOMEONE.COM, INC.
                       (A Development Stage Company)
                          STATEMENT OF OPERATIONS
               JUNE 6, 2000 (INCEPTION) TO DECEMBER 31, 2000



   Revenue                                                   $     855
                                                           -----------
   Website development                                           2,500
   Marketing, general and administrative                       163,281
   Depreciation expense                                          1,667
                                                           -----------
                                                               167,448
                                                           -----------
   Loss from operations before other income
   (expense) and income taxes                                (166,593)


   Interest income                                                 272
   Interest (expense)                                         (22,077)
                                                           -----------
   Loss before income taxes                                  (188,398)
   Income tax expense                                                -
                                                           -----------
   Net loss                                                $ (188,398)
                                                           ===========
   Net loss per share - basic and diluted                  $  (188.40)
                                                           ===========
   Weighted average shares outstanding                           1,000
                                                           ===========








The accompanying notes are an integral part of these financial statements.

                               EHOMEONE.COM, INC.
                          (A Development Stage Company)
                       STATEMENT OF STOCKHOLDERS' DEFICIT

                                                                            Deficit
                                                                          Accumulated
                                                            Additional       During
                                        Common Stock         Paid-in      Development
                                      Shares     Amount      Capital         Stage          Total
                                    ---------    ------     ----------    -----------     ---------
Balance, June 6, 2000                       -     $     -       $      -     $        -    $        -

Issuance of shares, June 13, 2000       1,000          10         12,490              -        12,500

Transfer of shares by
stockholder,
 June 13, 2000                              -           -            625              -           625

Net loss                                    -           -              -      (188,398)     (188,398)
                                     --------    --------      ---------     ----------    ----------
Balance, December 31, 2000              1,000     $    10       $ 13,115     $(188,398)    $(175,273)
                                     ========    ========      =========     ==========    ==========





The accompanying notes are integral part of these financial statements.

                       EHOMEONE.COM, INC.
                  (A Development Stage Company)
                     STATEMENT OF CASH FLOWS
          JUNE 6, 2000 (INCEPTION) TO DECEMBER 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                           $  (188,398)
     Adjustments to reconcile net loss to net cash
     used by operating activities:
      Expenses paid by stockholder                               625
      Depreciation                                             1,667
      Common stock issued for services                         2,500
      Increase in other assets                               (1,210)
      Increase in accounts payable and accrued expense        72,462
                                                         -----------
Net cash used in operating activities                      (112,354)
                                                         -----------
CASH FLOWS FROM INVESTING ACTIVITIES
     Production costs                                       (11,454)
                                                         -----------
CASH FLOWS FROM FINANCING ACTIVITIES
     Shareholder advances                                      2,750
     Proceeds from notes payable                             168,250
                                                         -----------
Net cash provided by financing activities                    171,000
                                                         -----------
Net increase in cash and cash equivalents                     47,192


CASH AND CASH EQUIVALENTS - Beginning
 of period                                                         -
                                                         -----------
CASH AND CASH EQUIVALENTS - End of period                 $   47,192
                                                         ===========

  SUPPLEMENTAL INFORMATION:
        During the initial period June 6, 2000 to December 31, 2000, the Company paid no cash for interest or income taxes.

The accompanying notes are an integral part of these financial statements.
                              - 5 -


                       EHOMEONE.COM, INC.
                  (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2000



NOTE 1 - DESCRIPTION  OF  BUSINESS AND SUMMARY  OF  SIGNIFICANT
          ACCOUNTING POLICIES

          Nature of Operations
          EHomeOne.com, Inc. (the "Company") is currently a development-stage company under the provisions of the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") NO. 7. The Company was incorporated under the laws of the state of Florida on June 6, 2000. The Company conducts its operations from offices located in Orlando, Florida.

          The Company intends to offer comprehensive education and services necessary for the first time homebuyer to purchase a home successfully and economically. The Company will offer a unique "let us do it for you" format which allows the Company to direct and control the process. The intent is to create a relationship with the targeted segment so that the Company can benefit from the various affiliations and ongoing relationships that will be developed. Such affiliations and relationships will include, but not be limited to, mortgages, appraisals, home inspections, real estate offices and home furnishings.

          The Company's program will be marketed through integrated direct response consisting of a professionally produced 30-minute television infomercial, a state of the art e-commerce internet website and a Home Buyer and Personal Services Workshop. The infomercial will provide the opportunity for the viewer to purchase a First Time Homebuyers Toolbox containing a variety of components to facilitate the purchase of the home.

          Use of Estimates
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

          Cash and Cash Equivalents
          The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

          Property and Equipment
          Property and equipment are stated at cost and are depreciated using the straight-line method over their estimated useful lives, generally three years.

          Maintenance and repairs are charged to expense as incurred.

                       EHOMEONE.COM, INC.
                  (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2000

NOTE 1 - DESCRIPTION  OF  BUSINESS AND SUMMARY  OF  SIGNIFICANT
          ACCOUNTING POLICIES (Continued)

          Concentration of Credit Risk
          The  Company places its cash in what it believes to  be
          credit-worthy  financial institutions.   However,  cash
          balances may exceed FDIC insured levels at various times during the year.

          Fair Value of Financial Instruments
          The carrying value of cash and cash equivalents, accounts payable and accrued expenses, and advances payable approximates fair value due to the relatively short maturity of these instruments. The carrying value of notes payable approximates fair value as the instruments were issued currently at market rates.

          Long-lived Assets
          Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the assets and long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

          Income Taxes
          Income taxes are provided for based on the liability method of accounting pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

          Earnings Per Share
          The Company calculates earnings per share in accordance with SFAS No. 128, "Earnings Per Share", which requires presentation of basic earnings per share ("BEPS") and diluted earnings per share ("DEPS"). The computation of BEPS is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. DEPS gives effect to all dilutive potential common shares outstanding during the period. The computation of DEPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of December 31, 2000, the Company has no securities that would effect loss per share if they were to be dilutive.

          Comprehensive Income
          SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The Company had no items of other comprehensive income and therefore has not presented a statement of comprehensive income.

                       EHOMEONE.COM, INC.
                  (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2000



NOTE 1 - DESCRIPTION  OF  BUSINESS AND SUMMARY  OF  SIGNIFICANT
          ACCOUNTING POLICIES (Continued)

          Production Costs
          Production costs represent costs incurred in connection
          with the production of the Company's infomercial.  When
          completed,  the  cost  of  the  infomercial   will   be
          amortized over its expected economic life.

NOTE 2 - PROPERTY AND EQUIPMENT

          Property and equipment is summarized as follows:

          Furniture, Fixtures and Equipment     $  10,000
          Less: Accumulated Depreciation            1,667
                                                ---------
                                                $   8,333
                                                =========

          Depreciation expense for the period ended December 31, 2000 was 1,667.

NOTE 3 - NOTES PAYABLE

          The Company has been advanced funds aggregating $168,250 pursuant to a loan agreement with Interfund Management Ltd. ("IML") dated August 25, 2000. The advances bear interest at the rate of 12% per year and are repayable upon demand. The advances are secured by all of the tangible and intangible assets of the Company, and by all of the outstanding stock of the Company.

          IML is assisting the Company in locating a suitable publicly traded company, with no assets or liabilities, such entity to either merge with or acquire the Company. IML is also assisting the Company in facilitating an equity private placement for working capital through the sale of restricted common stock.

          IML  has  the  right to convert its  debt  and  accrued
          interest  into  100,000 shares of the public  company's
          restricted    common   stock,   subsequent    to    the
          aforementioned merger or acquisition.

          As consideration for providing funds pursuant to this loan agreement, the Company is to issue to IML 1,500 shares of its common stock. The shares to be issued have been valued at $18,750 and have been recorded in the statement of operations as interest expense. These shares have not yet been issued. Upon issuance, IML will own 60% of the outstanding common stock and will be in control of the Company.

                       EHOMEONE.COM, INC.
                  (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2000



NOTE 4 - NON-CASH FINANCIAL ACTIVITIES

            *   800 shares of common stock were issued for assets
               valued at $10,000.

            *   200  shares  of  common  stock, valued at $2,500,
               were issued as a payment for services.

            *   50  shares of common stock, valued  at $625, were
               transferred by a stockholder as a payment for services.

NOTE 5 - RELATED PARTY TRANSACTIONS

          The Company has entered into an amended agreement with a stockholder pursuant to which the stockholder will provide management services and office space to the
          Company. The term of the amended agreement is one year, commencing August 1, 2000. The prior agreement commenced June 13, 2000. The agreement automatically renews each year; however, it can be cancelled at any time by either party upon thirty days written notice.

          The agreement provides for a monthly management fee of 5% of the Company's gross monthly revenue, with a minimum of $5,000 per month and a maximum of $15,000 per month. Management fees pursuant to this agreement included in the statement of operations totaled $32,500.

          The agreement also provides for a monthly rental of $2,600 per month (previously $4,600 per month). Total rent expense recorded in the statement of operations is $17,300.
          At December 31, 2000, $44,010 is payable to the stockholder described above. This amount is reflected in the financial statements as Accounts Payable - Related Party.



NOTE 6 - GOING CONCERN

          The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As of December 31, 2000, the Company has incurred operating losses for the period in the amount of $188,398, has no established source of revenue and has a working capital deficit of $196,270. The Company plans to merge with or be acquired by a publicly-traded company. However, this public company would be non-operational and would have no assets or liabilities. The Company expects to begin generating revenue during 2001 and also anticipates raising funds through equity offerings to fund its operations. There can be no assurances that sufficient funds will be available on terms acceptable or at all. If the Company is unable to obtain such funds, it will be forced to scale back operations, which would have an adverse effect on the Company's financial condition and results of operations.

EXHIBITS

     2.1  Share Exchange Agreement

     3.1  Articles of Share Exchange

     3.2  Certificate of Amendment

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           eHomeOne.com, Inc.


                           By: /s/ Robert Blair
                              Robert Blair, President

                           Date: April 24, 2001